UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Fresh2 Group Limited
(Exact name of Company as specified in its charter)

British Virgin Islands	001-39137	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 5TH AVE STE 2416 NEW YORK, United States	NY 10019-6108
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: 917-397-6890

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares (each representing 20 Class A ordinary shares, par value US$0.01 per share)	FRES	Nasdaq Capital Market

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on September 22, 2023, Fresh2 Group Limited (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Investor”) to purchase (i) $400,000 of its convertible notes and warrants to purchase its American Depositary Shares (“ADSs”) in a registered direct offering (the “First Tranche”) and (ii) an additional $1,600,000 of its convertible notes and warrants to purchase its ADSs in a follow-on registered direct offering. The First Tranche closed on September 25, 2023.

Due to certain delays, the Company and the Investor entered into an amendment to the Securities Purchase Agreement, under which the parties agreed to reduce the second tranche to (i) $500,000 of convertible notes, (ii) series C warrants to purchase up to 322,581 ADSs, and (iii) series D warrants to purchase up to 354,610 ADSs (the “Second Tranche”). The parties also agreed that the closing(s) of the remaining amount of the convertible notes, series C warrants, and series D warrants would occur on the date(s) to be mutually agreed upon by us and the Investor in the future. The Second Tranche closed on December 6, 2023.

On March 27, 2024, the Company issued $200,000 of its convertible notes (the “Convertible Note”) to the Investor. On the same date, the Company issued a warrant letter to the Investor, which clarifies that the aggregate exercise price for the ordinary shares of the Company upon the exercise of the warrants issued by the Company in the First Tranche and the Second Tranche shall be calculated as the quotient obtained by dividing (x) the aggregate exercise price of ADSs for such exercise, by (y) twenty (20).

The foregoing description of the Convertible Note and the Warrant Letter does not purport to be complete and is qualified in its entirety by reference to the documents, the form of which are filed as Exhibit 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered sales of equity securities.

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No	Document
10.1	Convertible Note, dated March 27, 2024
10.2	Warrant Letter, dated March 27, 2024
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2024	Fresh2 Group Limited

	By:	/s/ Haohan Xu
	Name:	Haohan Xu
	Title:	Chief Executive Officer

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